Inventories (Inventories) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Inventories [Abstract]
Components	$ 10,929		$ 11,115
Work in process	5,575		3,795
Finished products	9,622	[1]	5,226	[1]
Total inventories	26,126		20,136
Current assets	24,650		17,911
Long term assets	$ 1,476	[2]	$ 2,225	[2]

[1]	including systems at customer locations not yet sold, as of December 31, 2014 and 2013, in the amount of $4,532 and $2,287 respectively.
[2]	Long-term Inventory: At December 31, 2014, $1,476 of the Company's inventory is classified in long-term assets based on Management's estimate and the recent level of sales (at December 31, 2013- $2,225). Of this amount, $1,401 is comprised of spare parts (at December 31, 2013 - $1,353). The Company's policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory held for sale, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this amount will be utilized according to its forecasted sales. Management believes no loss will be incurred on its disposition. The remaining portion of long-term inventory consists of Functional InkJet Technology (“FIT") components and systems which in Management's estimation will not be sold during the next 12 months. Management believes that according to its forecasted sales this amount will mainly be utilized in 2016. Management believes no loss will be incurred on its disposition.